Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Richard M. Donnelly

hereby constitute and appoint Charles L. Szews, David M. Sagehorn and Bryan J. Blankfield, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Oshkosh Corporation (the “Company”) to the Registration Statement on Form S-4, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $250,000,000 aggregate principal amount of unsecured senior debt securities issued by the Company, following the private placement of such unsecured senior debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any one of them or any substitute, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 12th day of May, 2015.

/s/ Richard M. Donnelly
Richard M. Donnelly

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Peter B. Hamilton

hereby constitute and appoint Charles L. Szews, David M. Sagehorn and Bryan J. Blankfield, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Oshkosh Corporation (the “Company”) to the Registration Statement on Form S-4, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $250,000,000 aggregate principal amount of unsecured senior debt securities issued by the Company, following the private placement of such unsecured senior debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any one of them or any substitute, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 12th day of May, 2015.

/s/ Peter B. Hamilton
Peter B. Hamilton

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Kathleen J. Hempel

hereby constitute and appoint Charles L. Szews, David M. Sagehorn and Bryan J. Blankfield, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Oshkosh Corporation (the “Company”) to the Registration Statement on Form S-4, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $250,000,000 aggregate principal amount of unsecured senior debt securities issued by the Company, following the private placement of such unsecured senior debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any one of them or any substitute, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 12th day of May, 2015.

/s/ Kathleen J. Hempel
Kathleen J. Hempel

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Leslie F. Kenne

hereby constitute and appoint Charles L. Szews, David M. Sagehorn and Bryan J. Blankfield, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Oshkosh Corporation (the “Company”) to the Registration Statement on Form S-4, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $250,000,000 aggregate principal amount of unsecured senior debt securities issued by the Company, following the private placement of such unsecured senior debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any one of them or any substitute, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 12th day of May, 2015.

/s/ Leslie F. Kenne
Leslie F. Kenne

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Stephen D. Newlin

hereby constitute and appoint Charles L. Szews, David M. Sagehorn and Bryan J. Blankfield, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Oshkosh Corporation (the “Company”) to the Registration Statement on Form S-4, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $250,000,000 aggregate principal amount of unsecured senior debt securities issued by the Company, following the private placement of such unsecured senior debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any one of them or any substitute, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 12th day of May, 2015.

/s/ Stephen D. Newlin
Stephen D. Newlin

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Craig P. Omtvedt

hereby constitute and appoint Charles L. Szews, David M. Sagehorn and Bryan J. Blankfield, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Oshkosh Corporation (the “Company”) to the Registration Statement on Form S-4, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $250,000,000 aggregate principal amount of unsecured senior debt securities issued by the Company, following the private placement of such unsecured senior debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any one of them or any substitute, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 12th day of May, 2015.

/s/ Craig P. Omtved
Craig P. Omtvedt

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Duncan J. Palmer

hereby constitute and appoint Charles L. Szews, David M. Sagehorn and Bryan J. Blankfield, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Oshkosh Corporation (the “Company”) to the Registration Statement on Form S-4, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $250,000,000 aggregate principal amount of unsecured senior debt securities issued by the Company, following the private placement of such unsecured senior debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any one of them or any substitute, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 12th day of May, 2015.

/s/ Duncan J. Palmer
Duncan J. Palmer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

John S. Shiely

hereby constitute and appoint Charles L. Szews, David M. Sagehorn and Bryan J. Blankfield, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Oshkosh Corporation (the “Company”) to the Registration Statement on Form S-4, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $250,000,000 aggregate principal amount of unsecured senior debt securities issued by the Company, following the private placement of such unsecured senior debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any one of them or any substitute, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 12th day of May, 2015.

/s/ John S. Shiely
John S. Shiely

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Richard G. Sim

hereby constitute and appoint Charles L. Szews, David M. Sagehorn and Bryan J. Blankfield, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Oshkosh Corporation (the “Company”) to the Registration Statement on Form S-4, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $250,000,000 aggregate principal amount of unsecured senior debt securities issued by the Company, following the private placement of such unsecured senior debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any one of them or any substitute, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 12th day of May, 2015.

/s/ Richard G. Sim
Richard G. Sim

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

William S. Wallace

hereby constitute and appoint Charles L. Szews, David M. Sagehorn and Bryan J. Blankfield, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Oshkosh Corporation (the “Company”) to the Registration Statement on Form S-4, and any and all amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured senior debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $250,000,000 aggregate principal amount of unsecured senior debt securities issued by the Company, following the private placement of such unsecured senior debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured senior debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any one of them or any substitute, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 12th day of May, 2015.

/s/ William S. Wallace
William S. Wallace